UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Second Amended and Restated Pooling and Servicing Agreement. On June 4, 2010, Discover Bank entered into a Second Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 2010, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

Amendment to Specified Series Supplements. On June 4, 2010, Discover Bank entered into an Amendment to Specified Series Supplements, dated as of June 4, 2010, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

First Amendment to Trust Agreement. On June 4, 2010, Discover Bank entered into a First Amendment to Trust Agreement, dated as of June 4, 2010, between Discover Bank, as Beneficiary and Wilmington Trust Company, as Owner Trustee.

First Amendment to Indenture. On June 4, 2010, Discover Card Execution Note Trust entered into a First Amendment to Indenture, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Amended and Restated Indenture Supplement. On June 4, 2010, Discover Card Execution Note Trust entered into an Amended and Restated Indenture Supplement, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Third Omnibus Amendment to Terms Documents. On June 4, 2010, Discover Card Execution Note Trust entered into a Third Omnibus Amendment to Terms Documents, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

These amendments have the effect of consolidating certain previous amendments, correcting or clarifying inconsistencies or errors, clarifying the application of principal collections from Series 2009-SD in certain circumstances and providing for the ability to change the fiscal year of the Discover Card Execution Note Trust without further amendments to any of its agreements.

Item 9.01	Exhibit

Exhibit No.	Description	Page
4.1	Second Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 2010, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

4.2	Amendment to Specified Series Supplements, dated as of June 4, 2010, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

4.3	First Amendment to Trust Agreement, dated as of June 4, 2010, between Discover Bank, as Beneficiary and Wilmington Trust Company, as Owner Trustee.

4.4	First Amendment to Indenture, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.5	Amended and Restated Indenture Supplement, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.6	Third Omnibus Amendment to Terms Documents, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: June 4, 2010	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

Exhibit No.	Description	Page
4.1	Second Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 2010, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

4.2	Amendment to Specified Series Supplements, dated as of June 4, 2010, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

4.3	First Amendment to Trust Agreement, dated as of June 4, 2010, between Discover Bank, as Beneficiary and Wilmington Trust Company, as Owner Trustee.

4.4	First Amendment to Indenture, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.5	Amended and Restated Indenture Supplement, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.6	Third Omnibus Amendment to Terms Documents, dated as of June 4, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.